(logo Great American Financial Resources)
Annuity Investors Life
Insurance Company
PO Box 5423
Cincinnati, Ohio 45201-5423
www.GAFRI.com
Shipping Address:
525 Vine Street, 7th Floor
Cincinnati, Ohio 45202
Phone    800-789-6771
Fax         513-412-3766
Dear Commodore Variable Annuity Contract Owner or Participant:
Thank you for choosing Annuity Investors Life Insurance Company® to help meet your retirement planning needs. Annuity Investors Life Insurance Company is a proud member of the Great American Financial Resources®, Inc. family of companies, and we appreciate the opportunity to serve you.
The enclosed document is the June 30, 2006 Semiannual Report information for the underlying investments of your Commodore® variable annuity contract, issued by Annuity Investors Life Insurance Company. This document is reflective of your subaccount allocation as of this date. Carefully review this material, and retain it for your records.
Please note any discussion of performance within the portfolio reports may differ from performance information reported by our company. This is because performance reported by our company includes your contract’s fees and charges. Keep in mind, past performance cannot predict or guarantee future returns
If you have any questions, please contact either your investment professional or the Annuity Investors® Life Variable Annuity Service Center at (800) 789-6771. We thank you for your business and look forward to serving you in the future.
Sincerely,
Great American Financial Resources
This report is for the information of owners of, and participants in, contracts issued by Annuity Investors Life Insurance Company. It is authorized for distribution to others only when preceded or accompanied by a current prospectus, which contains complete information, including charges and expenses. For more information or to request a prospectus, please call (800) 789-6771.

Principal Underwriter/Distributor: Great American Advisors®, Inc., member NASD, and an affiliate of Annuity Investors Life Insurance Company, 525 Vine Street, Cincinnati, OH 45202	Our subsidiaries include:	Great American Life Insurance Company®
Annuity Investors Life Insurance Company®
Loyal American Life Insurance CompanySM United Teacher Associates Insurance Company Manhattan National Life Insurance Company

Investors Life Insurance Company
P.O. Box 5423
Cincinnati OH 45201-5423
August 28, 2006
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:	Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-19725
Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-51971
Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-51955
Ladies and Gentlemen:
We hereby electronically file the shareholder report for the period ended June 30, 2006 for the above-referenced registrant. The financial statements of the investment companies listed on Attachment A to this letter were made a part of annual report. If you have any questions about the filing, please contact Karen M. McLaughlin at 513.651.6199.
Sincerely,

/s/ John P. Gruber
John P. Gruber
Senior Vice President

Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-19725
Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-51971
Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-51955
Attachment A

1940 Act Number

AIM Variable Insurance Funds	811-07452
• AIM V.I. Capital Development Fund—Series I Shares
• AIM V.I. Core Equity Fund—Series I Shares
• AIM V.I. Financial Services Fund—Series I Shares
• AIM V.I. Global Health Care Fund—Series I Shares
• AIM V.I. High Yield Fund—Series I Shares
• AIM V.I. Small Cap Equity Fund—Series I Shares
• AIM V.I. Small Cap Growth Fund—Series I Shares (formerly named AIM V.I. Small Company Growth Fund — Series I Shares)

American Century® Variable Portfolios, Inc.	811-05188
• American Century VP Large Company Value Fund—Class I Shares
• American Century VP Mid Cap Value Fund—Class I Shares
• American Century VP Ultra® Fund—Class I Shares
• American Century VP VistaSM Fund—Class I Shares

Dreyfus Investment Portfolios	811-08673
• Dreyfus IP Technology Growth Portfolio—Initial Shares

The Dreyfus Socially Responsible Growth Fund, Inc.—Initial Shares	811-07044

Dreyfus Stock Index Fund, Inc.—Initial Shares	811-05719

Dreyfus Variable Investment Fund	811-05125
• Dreyfus VIF Appreciation Portfolio—Initial Shares
• Dreyfus VIF Developing Leaders Portfolio—Initial Shares
• Dreyfus VIF Growth and Income Portfolio—Initial Shares
• Dreyfus VIF Money Market Portfolio

DWS Investments VIT Funds (formerly Scudder Investments VIT Funds)	811-07507
• DWS Small Cap Index VIP (formerly Scudder VIT Small Cap Index Fund)—Class A

Janus Aspen Series	811-07736
• Janus Aspen Series Balanced Portfolio—Institutional Shares
• Janus Aspen Series Forty Portfolio—Institutional Shares
• Janus Aspen Series International Growth Portfolio—Institutional Shares
• Janus Aspen Series Large Cap Growth Portfolio—Institutional Shares
• Janus Aspen Series Mid Cap Growth Portfolio—Institutional Shares

Oppenheimer Variable Account Funds	811-04108
• Oppenheimer Balanced Fund/VA—Initial Shares
• Oppenheimer Capital Appreciation Fund/VA-Initial Shares
• Oppenheimer Main Street Fund®/VA—Initial Shares

PIMCO Variable Insurance Trust	811-08399
• PIMCO VIT Real Return Portfolios—Administrative Class
• PIMCO VIT Total Return Portfolio—Administrative Class

Van Kampen — The Universal Institutional Funds, Inc.	811-07607
• Van Kampen UIF Core Plus Fixed Income Portfolio—Class I
• Van Kampen UIF U.S. Mid Cap Value Portfolio—Class I
• Van Kampen UIF U.S. Real Estate Portfolio—Class I
• Van Kampen UIF Value Portfolio—Class I

AIM Variable Insurance Funds	811-07452
• AIM V.I. Dynamics Fund—Series I Shares (closed)

1940 Act Number

DWS Investments VIT Funds (formerly Scudder Investments VIT Funds)	811-07507
• DWS Equity 500 Index VIP (formerly Scudder Equity 500 Index VIT Fund) (closed)

Janus Aspen Series	811-07736
• Janus Aspen Series Worldwide Growth Portfolio—Institutional Shares (closed)

Old Mutual Insurance Series Fund (formerly PBHG Insurance Series Fund)	811-08009
• Old Mutual Growth II Portfolio (formerly Liberty Ridge Growth II Portfolio) (closed)
• Old Mutual Large Cap Growth Portfolio (formerly Liberty Ridge Large Cap Growth Portfolio) (closed)
• Old Mutual Mid-Cap Portfolio (formerly Liberty Ridge Mid-Cap Portfolio) (closed)
• Old Mutual Select Value Portfolio (formerly Liberty Ridge Select Value Portfolio) (closed)
• Old Mutual Columbus Circle Technology & Communications Portfolio (formerly Liberty Ridge Technology & Communications Portfolio) (closed)

The Timothy Plan Variable Series	811-08228
• The Timothy Plan Conservative Growth Variable Series (closed)
• The Timothy Plan Small-Cap Variable Series (closed)
• The Timothy Plan Strategic Growth Variable Series (closed)

Van Kampen — The Universal Institutional Funds, Inc.	811-07607
• Van Kampen UIF Emerging Markets Equity Portfolio—Class I (closed)

Wells Fargo Variable Trust Fund	811-09255
• Wells Fargo Advantage VT Discovery FundSM (closed)
• Wells Fargo Advantage VT Opportunity FundSM (closed)